UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 1, 2021 (June 29, 2021)

TERMINIX GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On June 29, 2021, the Board of Directors (the “Board”) of Terminix Global Holdings, Inc. (“Terminix” or the “Company”) expanded its directorships by two and appointed Teresa M. Sebastian, 63, and Chris S. Terrill, 53, as members of the Board to fill the vacancies created by the expansion.  Mr. Terrill will serve as a Class II director, with his initial term expiring at the Company’s 2022 annual stockholders meeting and Ms. Sebastian will serve as a Class III director, with her initial term expiring at the Company’s 2023 annual stockholders meeting.  Ms. Sebastian was also appointed to serve as a member of the Board’s Compensation and Nominating and Corporate Governance Committees and Mr. Terrill was appointed to serve as a member of the Board’s Audit and Environmental, Health & Safety Committees. The Board determined, after considering all of the relevant facts and circumstances, that both Ms. Sebastian and Mr. Terrill were “independent” as defined under NYSE listing standards.

No arrangements exist between the Company and either Ms. Sebastian or Mr. Terrill, or any other person, pursuant to which she or he was selected as a director.  There are no transactions in which Ms. Sebastian or Mr. Terrill has an interest in that requires disclosure under Item 404(a) of SEC Regulation S-K.

Ms. Sebastian and Mr. Terrill will be entitled to participate in the Company’s director compensation plans. Members of the Board who are not employed by Terminix are entitled to receive an annual retainer of $220,000, of which $90,000 is payable in cash and the other $130,000 payable in stock. The equity awards will consist of a grant of shares of common stock on the date of the annual stockholders meeting or the date of the director’s appointment to the Board, if thereafter. Ms. Sebastian and Mr. Terrill will each receive a pro-rated equity grant of approximately $114,300 in value as of July 1.

In connection with this announcement, Terminix issued a press release on July 1, 2021, a copy of which is being furnished hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description
99.1	Press Release issued July 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERMINIX GLOBAL HOLDINGS, INC.
(Registrant)

July 1, 2021	By:	/s/ Brett T. Ponton
Brett T. Ponton
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued July 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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